                                        SEMIANNUAL REPORT
                                        NOVEMBER 30, 2002

PRUDENTIAL
NATURAL RESOURCES FUND, INC.

FUND TYPE
Sector Stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.



Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                PRUDENTIAL FINANCIAL (LOGO)

Prudential Natural Resources Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Natural Resources Fund's (the Fund) investment objective is long-term growth of capital.
The Fund invests primarily in equity-related securities of domestic and foreign companies that own, explore, mine, process, or otherwise develop natural resources or provide goods and services with respect to natural resources, and in asset-based securities, the terms of which are related to the market value of a natural resource. These resources include precious metals; ferrous and nonferrous metals; strategic metals; hydrocarbons such as oil, gas, and coal; and timber, land, undeveloped real property, and agricultural commodities. The Fund may be affected to a greater extent by any single economic, political, or regulatory development than a mutual fund that does not focus its investments on specific economic sectors. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition

Sectors expressed as a percentage of
net assets as of 11/30/02
        60.6%   Energy
        33.0    Materials
         2.5    Financials
         1.6    Industrials
         2.3    Cash & Equivalents

Portfolio composition is subject to change.

Ten Largest Holdings

    Expressed as a percentage of
    net assets as of 11/30/02
    5.3%  BJ Services Co.
          Energy Equipment & Services
    5.2   Smith International, Inc.
          Energy Equipment & Services
    4.6   Weatherford International Ltd.
          Energy Equipment & Services
    4.5   Western Gas Resources, Inc.
          Oil & Gas
    3.6   Total Fina Elf SA
          Oil & Gas
    2.9   Newfield Exploration Co.
          Oil & Gas
    2.8   Apex Silver Mines Ltd.
          Metals & Mining
    2.4   Pioneer Natural Resources Co.
          Oil & Gas
    2.2   Suncor Energy, Inc.
          Oil & Gas
    2.2   Repadre Capital Corp.
          Metals & Mining

Holdings are subject to change.

                            www.prudential.com    (800) 225-1852

Semiannual Report    November 30, 2002

Cumulative Total Returns1                             As of 11/30/02

                                      Six Months  One Year   Five Years   Ten Years    Since Inception2
Class A                                 -15.92%    22.83%      53.84%      181.61%        154.63%
Class B                                 -16.27     21.84       48.09       161.27         161.52
Class C                                 -16.27     21.84       48.09        N/A            92.97
Class Z                                 -15.80     23.15       55.89        N/A            47.48
MSCI World Index3                       -13.27    -15.27       -4.40        94.32           ***
S&P 500 Index4                          -11.49    -16.51        4.96       162.63          ****
Lipper Natural Resources Funds Avg.5    -17.09     -2.05       11.77       139.43         *****

Average Annual Total Returns1                          As of 12/31/02

                  One Year    Five Years    Ten Years    Since Inception2
    Class A        14.08%        9.56%        10.81%         7.63%
    Class B        14.15         9.74         10.54          6.98
    Class C        16.97         9.66          N/A           8.88
    Class Z        20.35        10.99          N/A           7.54

Past performance is not indicative of future results.
Principal and investment return will fluctuate so
that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver for Class A shares, the returns would have
been lower. The Fund charges a maximum front-end
sales charge of 5% for Class A shares in most
circumstances. Class B shares are subject to a
declining contingent deferred sales charge (CDSC) of
5%, 4%, 3%, 2%, 1%, and 1% respectively for the first
six years. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1% and a CDSC
of 1% for shares redeemed within 18 months of
purchase. Class Z shares are not subject to a sales
charge or distribution and service
(12b-1) fees. The cumulative and average annual total
returns in the tables above do not reflect the
deduction of taxes that a shareholder would pay on
fund distributions or following the redemption of
fund shares. 2Inception dates: Class A, 1/22/90;
Class B, 9/28/87; Class C, 8/1/94; and Class Z,
9/16/96. 3The Morgan Stanley Capital International
(MSCI) World Index is an unmanaged, weighted index of
performance of approximately 1,500 securities listed
on stock exchanges of Australia, Canada, Europe, the
Far East, and the United States. 4The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock
prices have performed. 5The Lipper Natural Resources
Funds Average is based on the average return for all
funds in each share class for the six-month, one-
year, five-year, ten-year, and since inception
periods. Funds in the Lipper Natural Resources Funds
Average invest more than 65% of their equity
commitment in natural resource stocks. Investors
cannot invest directly in an index. The returns for
the MSCI World Index and the S&P 500 Index would be
lower if they included the effect of sales charges,
operating expenses, or taxes. ***MSCI World Index
Since Inception returns are 88.21% for Class A,
117.75% for Class B, 49.09% for Class C, and 14.36%
for Class Z. ****S&P 500 Index Since Inception
returns are 278.11% for Class A, 319.31% for Class B,
136.24% for Class C, and 49.07% for Class Z.
*****Lipper Natural Resources Funds Average Since
Inception returns are 132.52% for Class A, 149.27%
for Class B, 82.26% for Class C, and 26.50% for
Class Z.
                                                   1

PRUDENTIAL FINANCIAL (LOGO)      January 15, 2003

DEAR SHAREHOLDER,
Most of the Prudential Natural Resources Fund's semiannual reporting period--June through November
2002--was at a time of pessimism about the economy and stock market. The market had succumbed to poor earnings reports, a string of financial scandals, and rising geopolitical uncertainty. Although share prices recovered somewhat toward the end of the period, the market nonetheless dropped substantially over the six-month period.

The Fund's negative return was still above the Lipper
Natural Resources Funds Average, a measure of similar funds' performance. Different funds in this sector can have divergent emphases, and the performance of subsectors can vary widely. During this period, the Fund's strong focus on energy resources supported its return.

The past few years have been challenging for equity investors. We encourage you to talk with your financial professional about your investment plan. We appreciate your continued confidence in Prudential mutual funds through these trying times.

Sincerely,


David R. Odenath, Jr., President
Prudential Natural Resources Fund, Inc.

Prudential Natural Resources Fund, Inc.

Semiannual Report    November 30, 2002

INVESTMENT ADVISER'S REPORT
During the period, the Fund's return was affected primarily by gains on energy stocks (particularly natural gas), a pause in the rise of the price of gold, and company-specific issues.

WE HAD A LARGE COMMITMENT TO ENERGY STOCKS
We believe that North American natural gas exploration and production and drilling service companies are strong long-term investments. Natural gas consumption in the United States has been rising while natural gas reserves are being depleted at an accelerating rate. Current U.S. production cannot keep pace with demand, and as a result, natural gas prices in the United States and Canada have been rising even after the warmest U.S. winter on record
(January--March 2002).

We expect these higher prices to trigger a drilling boom in the United States, so we focused on drilling service stocks with large North American exposure, such as BJ Services, Smith International, and
Weatherford International. Western Gas Resources, the largest owner of acreage in the Powder River Basin, and Total Fina Elf, a French integrated oil and natural gas company, also are among the Fund's largest holdings (see Comments on Largest Holdings for all five). At period-end, more than 60% of the Fund's assets were committed to energy investments.

Natural gas and oil-related stocks were among the
Fund's top performers for the period. The largest
contributor to its return was the exploration and
production company XTO Energy, which focuses on long-
lived-producing properties. Natural gas accounts for
85% of its sales. Encore Acquisition, another
exploration and production company whose shares had a
significant gain, uses relatively new methods to
increase the recovery rates from old wells. The Fund
also had a positive contribution to return from
Pioneer Natural Resources, which has switched its
focus from domestic to global production, and has
large African oil discoveries in Equatorial Guinea
and South Africa. Newfield Exploration has reserves
in and around the Gulf of Mexico.
                                                  3

Prudential Natural Resources Fund, Inc.

Semiannual Report    November 30, 2002

Drilling and drilling service companies such as Oil
States International and Smith International also were among the positive performers during this reporting period. Lone Star Technologies was another investment in natural gas recovery. Its subsidiary, Lone Star Steel, makes the specialty steel products needed for drilling and transporting natural gas.
Although its share price declined substantially during this reporting period, we believe it will recover as the pace of drilling activity increases.

GOLD TOOK A BREATHER
Gold stocks had a considerable gain early in 2002 and then consolidated during the Fund's reporting period.
In our view, this is just a hiatus in a rising trend.
We had a gain on our participation in the initial public offering of stock in African Rainbow Minerals, which bought some of the assets of the large South
African company AngloGold. However, some of our other holdings, including Durban Roodeport Deep, Apex
Silver Mines, and Lihir Gold, gave up some of their recent gains during the reporting period.

We have been reducing our positions and taking profits on our gold stocks where appropriate, believing that the base metals, such as copper, currently offer a more attractive investment opportunity. We recently increased our exposure to copper because of declining supply and rising demand, particularly from China.

INSTABILITY AT FREEPORT'S INDONESIAN MINE
Despite the recent run-up in copper prices, Freeport-
McMoRan Copper and Gold was one of the Fund's poorest performers during the period. Early in the period, Freeport's stock price came under pressure after an attack that killed three people near the company's
Indonesian mine. It remains unclear whether the attack was isolated or was the beginning of sustained terrorist activity. By the end of this reporting period, Freeport shares had regained much of their lost ground.

                      www.prudential.com   (800) 225-1852

Semiannual Report    November 30, 2002

THE PALLADIUM MARKET AND STILLWATER REMAIN WEAK
The price of palladium has fallen for two years due to both demand and supply factors. Stillwater Mining, one of only two sources of palladium outside Russia and South Africa, has suffered as a consequence. It was the Fund's poorest performer over this reporting period. In addition to weak palladium prices, investors did not look favorably on Norilsk Mining's proposed acquisition of majority control of Stillwater for a very slight premium. We currently remain open-minded about the benefits of the proposed acquisition to both companies.

LOOKING AHEAD
Although we anticipate periodic pullbacks in both the gold and silver markets, we are not tempted to alter our long-term bullish perspective on precious metals.
We prefer unhedged gold mining companies that should be able to benefit fully from a rising gold price because they have not sold their production in advance. However, we would not be surprised if a rise in the equity markets hurts the price of gold in the short run, and so we have been opportunistically selling shares and taking profits, paying particular attention to South Africa because of its political risk.

We have also been increasing our exposure to natural gas by adding to our oil service and natural gas stocks. We believe that this winter will drive the natural gas price higher, while continuing instability in the Middle East should push up oil prices. Should hostilities begin in Iraq, however, the price of oil may fall temporarily if investors anticipate a supply surge from Iraq after a change of government there.

Prudential Natural Resources Fund Management Team

Prudential Natural Resources Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 11/30/02
------------------------------------------------------------
5.3%  BJ Services Co./Energy Equipment & Services
      BJ Services provides pressure pumping and cementing services, which are very sensitive to increases in drilling activity. BJ's annual sales have risen rapidly since 1999.

5.2%  Smith International, Inc./Energy Equipment & Services
      Smith International makes premium drill bits, drilling fluids, and related products, and offers drilling-related services. Its annual sales have risen rapidly since 1999.

4.6%  Weatherford International Ltd./Energy Equipment & Services
      Weatherford provides oil and gas drilling services such as well installation and equipment rental, conducting operations in 100 countries, with 485 service and sales locations in oil and natural gas producing regions in the world. It is focused on new and growing areas of the business where there is little competition.

4.5%  Western Gas Resources, Inc./Oil & Gas
      Western Gas is one of the largest producers of gas in the Powder River Basin. It is also one of the last great, unexploited gas reserve basins in the United
      States. Gas production should increase significantly in the next several years.

3.6%  Total Fina Elf SA/Oil & Gas
      France's largest oil company, Total Fina Elf is an integrated oil company that trades and transports crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. It is achieving impressive results with productivity gains. Cost savings from the Elf Acquitaine merger in 2000 have been achieved earlier than expected, and further savings are anticipated.

      Holdings are subject to change.

       Prudential Natural Resources Fund, Inc.
             Portfolio of Investments as of November 30, 2002 (Unaudited)

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
COMMON STOCKS  96.9%
-------------------------------------------------------------------------------------
Chemicals  0.2%
     58,100   Hokko Chemical Industry Co., Ltd.                     $      176,412
-------------------------------------------------------------------------------------
Diversified Financials  2.5%
     50,000   Globaly Corp.                                                816,226
     47,000   Kobayashi Yoko Co., Ltd.                                     610,350
    127,000   Nihon Unicom Corp.                                           829,286
                                                                    --------------
                                                                         2,255,862
-------------------------------------------------------------------------------------
Energy Equipment & Services  30.8%
    141,100   BJ Services Co.(a)                                         4,719,795
     20,300   Cooper Cameron Corp.(a)                                    1,040,578
     60,600   ENSCO International, Inc.                                  1,695,588
     62,388   FMC Technologies, Inc.(a)                                  1,202,217
     48,800   Grant Prideco, Inc.(a)                                       499,224
     75,400   Grey Wolf, Inc.(a)                                           287,274
     23,500   Hydril Co.(a)                                                542,850
     49,400   Lone Star Technologies, Inc.(a)                              763,230
    101,100   Maverick Tube Corp.(a)                                     1,297,113
     54,000   Nabors Industries Ltd.(a)                                  1,911,600
     14,500   NATCO Group, Inc. (Class A)(a)                                88,885
     61,100   National-Oilwell, Inc.(a)                                  1,328,925
     93,500   Oil States International, Inc.(a)                          1,200,540
     65,000   Rowan Cos., Inc.                                           1,384,500
    137,300   Smith International, Inc.(a)                               4,668,200
     61,300   Stolt Offshore SA (ADR)(a)                                   134,860
     43,300   W-H Energy Services, Inc.(a)                                 644,737
    103,100   Weatherford International Ltd.(a)                          4,159,054
                                                                    --------------
                                                                        27,569,170
-------------------------------------------------------------------------------------
Industrial Conglomerates  1.6%
     58,100   African Rainbow Minerals Gold Ltd.(a)                        419,999
     67,100   Denbury Resources, Inc.(a)                                   693,143
    190,600   Genoil, Inc.(a)                                               13,383
    280,300   Platnium Group Metals Ltd.(a)                                 89,463

    See Notes to Financial Statements                                      7

     Prudential Natural Resources Fund, Inc.
           Portfolio of Investments as of November 30, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     14,900   Randgold Resources Ltd. (ADR)(a)                      $      253,300
                                                                    --------------
                                                                         1,469,288
-------------------------------------------------------------------------------------
Metals & Mining  32.1%
     43,900   Aber Diamond Corp.(a)                                        769,226
     47,900   Anglo American Platinum Corp., Ltd.(a)                     1,721,243
     17,276   AngloGold Ltd. (South African Rand)                          907,893
    114,920   AngloGold Ltd. (Australian Dollar)                           630,954
    183,900   Apex Silver Mines Ltd.(a)                                  2,501,040
     96,800   Arizona Star Resource Corp.(a)                               125,126
        465   Ashanti Goldfields Co., Ltd. (GDR)                             2,390
    328,400   Avgold Ltd.(a)                                               306,536
     99,700   Black Hawk Mining, Inc.(a)                                     6,364
     27,600   Century Aluminum Co.                                         211,416
     64,700   Companhia Vale do Rio Doce (ADR)(a)                        1,745,606
     62,000   Corner Bay Silver, Inc.(a)                                   124,666
    417,800   Durban Roodepoort Deep Ltd. (ADR)(a)                       1,303,536
     26,300   Durban Roodepoort Deep Ltd.(a)                                81,168
     10,540   European Goldfields Ltd.(a)                                   13,456
     57,200   FNX Mining Co., Inc.(a)                                      242,809
    113,000   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)          1,751,500
    105,400   Gabriel Resources Ltd.(a)                                    272,485
     90,600   Glamis Gold Ltd.(a)                                          739,296
     56,400   Golden Star Resources Ltd.(a)                                 71,628
     75,800   Harmony Gold Mining Co., Ltd.                                965,110
    200,200   IAMGOLD Corp.(a)                                             656,862
     30,700   Impala Platinum Holdings Ltd.                              1,875,069
    131,000   Ivanhoe Mines Ltd.(a)                                        252,537
    440,100   Kinross Gold Corp.(a)                                        747,275
     38,000   Korea Zinc Co., Ltd.                                         591,024
  1,760,200   Lihir Gold Ltd.(a)                                         1,126,498
     89,500   Massey Energy Co.                                            792,075
     73,100   Meridian Gold, Inc.(a)                                     1,056,431
     86,400   Miramar Mining Corp.(a)                                       63,425
    190,500   Nelson Resources Ltd.(a)                                      66,881
    131,200   Newcrest Mining Ltd.                                         425,721
     54,400   Phelps Dodge Corp.(a)                                      1,709,248

    8                                      See Notes to Financial Statements

     Prudential Natural Resources Fund, Inc.
           Portfolio of Investments as of November 30, 2002 (Unaudited) Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     51,200   Placer Dome, Inc.                                     $      490,496
    379,675   Repadre Capital Corp.(a)                                   1,936,448
    212,900   Stillwater Mining Co.(a)                                   1,202,885
      2,004   TVX Gold, Inc.(a)                                             21,747
    261,100   WMC Ltd.                                                   1,219,533
     19,480   Zimbabwe Platinum Mines Ltd.(a)                               14,982
                                                                    --------------
                                                                        28,742,585
-------------------------------------------------------------------------------------
Oil & Gas  29.7%
     14,530   Apache Corp.                                                 782,876
     18,900   Brigham Exploration Co.(a)                                    76,545
     23,200   Devon Energy Corp.                                         1,062,328
     61,000   Encore Acquisition Co.(a)                                  1,131,550
     44,600   Evergreen Resources, Inc.(a)                               1,908,880
      5,246   KCS Energy, Inc.(a)                                            7,502
     29,300   McMoRan Exploration Co.(a)                                   104,015
     72,300   Newfield Exploration Co.(a)                                2,615,091
     25,100   Noble Energy, Inc.                                           928,951
     54,800   Petroleo Brasileiro SA (ADR)                                 717,880
     85,786   Pioneer Natural Resources Co.(a)                           2,115,483
     39,100   Quicksilver Resources, Inc.(a)                               880,923
     33,000   St. Mary Land & Exploration Co.(a)                           834,570
    134,300   Suncor Energy, Inc.                                        1,980,319
     58,100   Swift Energy Co.(a)                                          538,006
     24,290   Total Fina Elf SA                                          3,264,376
     53,500   Valero Energy Corp.                                        1,710,395
    112,800   Western Gas Resources, Inc.                                3,991,992
     40,300   Western Oil Sands, Inc. (Class A)(a)                         540,221
     56,112   XTO Energy, Inc.                                           1,343,882
                                                                    --------------
                                                                        26,535,785
                                                                    --------------
              Total common stocks (cost $72,957,146)                    86,749,102
                                                                    --------------

    See Notes to Financial Statements                                      9

    Prudential Natural Resources Fund, Inc.
          Portfolio of Investments as of November 30, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)         Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-------------------------------------------------------------------------------------
Industrial Conglomerates
$         9   JCI Ltd.
               16.00%, 1/20/06 (cost $1,346)                       $             11
PREFERRED STOCKS  0.1%
Shares
-----------------------------------------------------------------------------------------
Oil & Gas  0.1%
        182   KCS Energy, Inc.(a)(c)(d) (cost $182,000;
               purchased 2/20/01)                                            86,753
STAPLE UNIT  0.7%
-------------------------------------------------------------------------------------
Containers & Packaging  0.7%
     83,100   TimberWest Forest Ltd.(b)
               (cost $625,209)                                              631,241
                                                                   ----------------
              Total long-term investments (cost $73,765,701)             87,467,107
                                                                   ----------------
SHORT-TERM INVESTMENTS  1.7%
-------------------------------------------------------------------------------------
Mutual Fund
  1,511,818   Prudential Core Investment Fund-Taxable Money
               Market Series (cost $1,511,818; Note 3)                    1,511,818
                                                                   ----------------
              Total Investments  99.4%
               (cost $75,277,519; Note 5)                                88,978,925
              Other assets in excess of liabilities  0.6%                   526,173
                                                                   ----------------
              Net Assets  100%                                     $     89,505,098
                                                                   ----------------
                                                                   ----------------

------------------------------
(a) Non-income producing security.
(b) A Stapled Unit consists of 1 common share, 100 preferred shares, and 1 subordinate note receipt.
(c) Represents a security that is restricted; the cost is $182,000. The value $86,753 is approximately 0.1% of net assets.
(d) Indicates a fair valued security. The aggregate value, $86,753 is approximately 0.1% of net assets.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

    10                                     See Notes to Financial Statements

   Prudential Natural Resources Fund, Inc.
         Portfolio of Investments as of November 30, 2002 (Unaudited) Cont'd.

The classification of portfolio holdings by country and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2002 was as follows:
United States..........................................................   70.8%
Canada.................................................................   10.7
South Africa...........................................................    7.0
Australia..............................................................    3.8
France.................................................................    3.7
Japan..................................................................    2.7
South Korea............................................................    0.7
                                                                         -----
                                                                          99.4
Other assets in excess of liabilities..................................    0.6
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                November 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $75,277,519)                           $88,978,925
Cash                                                                    57,102
Receivable for investments sold                                        527,486
Receivable for Fund shares sold                                        244,520
Dividends and interest receivable                                       74,397
Tax claim receivable                                                     3,314
Other assets                                                             2,543
                                                                -----------------
      Total assets                                                  89,888,287
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                     193,366
Accrued expenses and other liabilities                                  93,720
Management fee payable                                                  55,315
Distribution fee payable                                                39,242
Withholding taxes payable                                                1,546
                                                                -----------------
      Total liabilities                                                383,189
                                                                -----------------
NET ASSETS                                                         $89,505,098
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                            $    58,221
   Paid-in capital in excess of par                                 79,708,830
                                                                -----------------
                                                                    79,767,051
   Accumulated net investment loss                                  (3,206,292)
   Accumulated net realized loss on investments and foreign
      currency transactions                                           (756,169)
   Net unrealized appreciation on investments and foreign
      currencies                                                    13,700,508
                                                                -----------------
Net assets, November 30, 2002                                      $89,505,098
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                November 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($42,984,450 / 2,684,791 shares of common stock
      issued and outstanding)                                           $16.01
   Maximum sales charge (5% of offering price)                             .84
   Maximum offering price to public                                     $16.85
Class B:
   Net asset value, offering price and redemption price per
      share ($31,710,172 / 2,187,726 shares of common stock
      issued and outstanding)                                           $14.49
Class C:
   Net asset value and redemption price per share
      ($5,039,743 / 347,818 shares of common stock issued
      and outstanding)                                                  $14.49
   Sales charge (1% of offering price)                                     .15
   Offering price to public                                             $14.64
Class Z:
   Net asset value, offering price and redemption price per
      share ($9,770,733 / 601,740 shares of common stock
      issued and outstanding)                                           $16.24

    See Notes to Financial Statements                                     13

       Prudential Natural Resources Fund, Inc.
             Statement of Operations (Unaudited)

                                                                   Six Months
                                                                      Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $2,638)         $     451,481
   Interest                                                              26,327
                                                                -----------------
      Total income                                                      477,808
                                                                -----------------
Expenses
   Management fee                                                       342,980
   Distribution fee--Class A                                             54,823
   Distribution fee--Class B                                            165,867
   Distribution fee--Class C                                             24,780
   Custodian's fees and expenses                                         92,000
   Transfer agent's fees and expenses                                    84,000
   Reports to shareholders                                               33,000
   Registration fees                                                     32,000
   Legal fees and expenses                                               26,000
   Audit fee                                                             17,000
   Directors' fees                                                        6,000
   Miscellaneous                                                          2,221
                                                                -----------------
      Total expenses                                                    880,671
                                                                -----------------
Net investment loss                                                    (402,863)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            4,589,094
   Foreign currency transactions                                         11,908
                                                                -----------------
                                                                      4,601,002
                                                                -----------------
Net change in unrealized appreciation on:
   Investments                                                      (21,648,657)
   Foreign currencies                                                    (1,795)
                                                                -----------------
                                                                    (21,650,452)
                                                                -----------------
Net loss on investments and foreign currencies                      (17,049,450)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (17,452,313)
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                   Six Months            Year
                                                      Ended             Ended
                                                November 30, 2002    May 31, 2002
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                            $    (402,863)     $   (428,206)
   Net realized gain on investment and
      foreign currency transactions                   4,601,002         1,237,876
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                            (21,650,452)        6,532,117
                                                -----------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                     (17,452,313)        7,341,787
                                                -----------------    ------------
   Dividends from net investment income (Note
      1)
      Class A                                        (1,011,751)         (329,977)
      Class B                                          (573,480)          (87,548)
      Class C                                           (90,805)          (10,106)
      Class Z                                          (246,269)          (66,193)
                                                -----------------    ------------
                                                     (1,922,305)         (493,824)
                                                -----------------    ------------
   Distributions from net realized gains
      Class A                                        (2,328,276)               --
      Class B                                        (1,908,871)               --
      Class C                                          (302,251)               --
      Class Z                                          (515,782)               --
                                                -----------------    ------------
                                                     (5,055,180)               --
                                                -----------------    ------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                     20,312,081        27,039,173
   Net asset value of shares issued in
      reinvestment of dividends                       6,184,558           436,523
   Cost of shares reacquired                        (19,824,210)      (23,879,573)
                                                -----------------    ------------
   Net increase in net assets from Fund share
      transactions                                    6,672,429         3,596,123
                                                -----------------    ------------
Total increase (decrease)                           (17,757,369)       10,444,086
NET ASSETS
Beginning of period                                 107,262,467        96,818,381
                                                -----------------    ------------
End of period                                     $  89,505,098      $107,262,467
                                                -----------------    ------------
                                                -----------------    ------------

    See Notes to Financial Statements                                     15

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential Natural Resources Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
NASDAQ national market system (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser') to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, other than private placements, are valued at a price supplied by an independent pricing agent which is, in the opinion of such pricing agent, representative of the market value of such securities as of the time of determination of net asset value or, using a methodology developed by an independent pricing agent, which is, in the judgment of the Manager and Subadviser, able to produce prices which are representative of market value. Investments in mutual funds are valued at their net asset value.

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Securities for which reliable market quotations are not readily available are valued by the Valuation Committee and Board of Directors in consultation with the Manager and Subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income annually and net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the six months ended November 30, 2002.

      PIMS has advised the Fund that it received approximately $54,600 and $11,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended November 30, 2002. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended November 30, 2002, it received approximately $29,500 and $1,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended November 30, 2002 the amount of the commitment was $800 million and the Funds may increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended November 30, 2002.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended November 30, 2002, the Fund incurred fees of approximately $68,300 for the services of PMFS. As of November 30, 2002, approximately $11,600 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.
                                                                          19

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund paid approximately $14,000 in total networking fees, of which the amount paid to Prudential Securities, Inc., an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $8,300 for the six months ended November 30, 2002. As of November 30, 2002, approximately $1,400 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      Investment in the Core Funds:    The Fund invests in the Taxable Money
Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended November 30, 2002, the Fund earned income of approximately $25,700 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended November 30, 2002 were $17,735,020 and $15,565,291, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      For the six months ended November 30, 2002, the tax character of distributions paid by the Fund, as reflected in the Statement of Changes in Net Assets, was $6,977,485, which consisted of $2,909,476 ordinary income and $4,068,009 long-term capital gains.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of November 30, 2002 were as follows:

                                                   Total Net
                                                   Unrealized
 Tax Basis      Appreciation     Depreciation     Appreciation
-----------     ------------     ------------     ------------
$75,388,899     $ 22,293,150     $ (8,703,124)    $ 13,590,026

      The differences between book basis and tax basis of investments are attributable to deferred losses on wash sales.

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million shares of $.01 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 125 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                          Shares       Amount
-------------------------------------------------------------   --------    -----------
Six months ended November 30, 2002:
Shares sold                                                      437,682    $ 7,626,389
Shares issued in reinvestment of distributions                   186,982      2,978,614
Shares reacquired                                               (514,752)    (8,917,822)
                                                                --------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     109,912      1,687,181
Shares issued upon conversion from Class B                        91,751      1,704,030
                                                                --------    -----------
Net increase (decrease) in shares outstanding                    201,663    $ 3,391,211
                                                                --------    -----------
                                                                --------    -----------
Year ended May 31, 2002:
Shares sold                                                      448,812    $ 7,930,895
Shares issued in reinvestment of distributions                    19,805        290,930
Shares reacquired                                               (551,578)    (8,939,041)
                                                                --------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     (82,961)      (717,216)
Shares issued upon conversion from Class B                       365,219      5,812,224
                                                                --------    -----------
Net increase (decrease) in shares outstanding                    282,258    $ 5,095,008
                                                                --------    -----------
                                                                --------    -----------
Class B
-------------------------------------------------------------
Six months ended November 30, 2002:
Shares sold                                                      403,728    $ 6,445,213
Shares issued in reinvestment of distributions                   145,931      2,105,784
Shares reacquired                                               (393,283)    (6,204,051)
                                                                --------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                     156,376      2,346,946
Shares reacquired upon conversion into Class A                  (101,064)    (1,704,030)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                     55,312    $   642,916
                                                                --------    -----------
                                                                --------    -----------

                                                                          21

       Prudential Natural Resources Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                          Shares       Amount
-------------------------------------------------------------   --------    -----------
Year ended May 31, 2002:
Shares sold                                                      616,929    $ 9,534,696
Shares issued in reinvestment of distributions                     5,393         72,268
Shares reacquired                                               (529,218)    (7,913,083)
                                                                --------    -----------
Net increase (decrease) in shares outstanding before
  conversion                                                      93,104      1,693,881
Shares reacquired upon conversion into Class A                  (401,431)    (5,812,224)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                   (308,327)   $(4,118,343)
                                                                --------    -----------
                                                                --------    -----------
Class C
-------------------------------------------------------------
Six months ended November 30, 2002:
Shares sold                                                       87,106    $ 1,446,386
Shares issued in reinvestment of distributions                    23,501        339,126
Shares reacquired                                                (44,158)      (694,457)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                     66,449    $ 1,091,055
                                                                --------    -----------
                                                                --------    -----------
Year ended May 31, 2002:
Shares sold                                                      131,826    $ 2,041,290
Shares issued in reinvestment of distributions                       561          7,512
Shares reacquired                                                (97,898)    (1,384,073)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                     34,489    $   664,729
                                                                --------    -----------
                                                                --------    -----------
Class Z
-------------------------------------------------------------
Six months ended November 30, 2002:
Shares sold                                                      267,019    $ 4,794,093
Shares issued in reinvestment of distributions                    47,094        761,034
Shares reacquired                                               (224,850)    (4,007,880)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                     89,263    $ 1,547,247
                                                                --------    -----------
                                                                --------    -----------
Year ended May 31, 2002:
Shares sold                                                      417,112    $ 7,532,292
Shares issued in reinvestment of distributions                     4,423         65,813
Shares reacquired                                               (339,570)    (5,643,376)
                                                                --------    -----------
Net increase (decrease) in shares outstanding                     81,965    $ 1,954,729
                                                                --------    -----------
                                                                --------    -----------

                                                        SEMIANNUAL REPORT
                                                        NOVEMBER 30, 2002


            PRUDENTIAL
            NATURAL RESOURCES FUND, INC.
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited)

                                                                     Class A
                                                                -----------------
                                                                Six Months Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 20.64
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.05)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.24)
                                                                    --------
      Total from investment operations                                 (3.29)
                                                                    --------
Less dividends and distributions
Dividends from net investment income                                    (.41)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
      Total dividends and distributions                                (1.34)
                                                                    --------
Net asset value, end of period                                       $ 16.01
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (15.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $42,984
Average net assets (000)                                             $43,739
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(d)                                                           1.64%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%(c)
Net investment income (loss)                                            (.60)%(c)
For Class A, B, C and Z shares:
Portfolio turnover                                                        17%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

    24                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  19.05             $  15.55             $  11.33             $  11.69             $  16.27
    --------             --------             --------             --------             --------
        (.04)                 .13                 (.04)                (.05)                (.08)
        1.78                 3.37                 4.26                  .20                (2.33)
    --------             --------             --------             --------             --------
        1.74                 3.50                 4.22                  .15                (2.41)
    --------             --------             --------             --------             --------
        (.15)                  --                   --                   --                   --
          --                   --                   --                   --                (2.17)
          --                   --                   --                 (.51)                  --
    --------             --------             --------             --------             --------
        (.15)                  --                   --                 (.51)               (2.17)
    --------             --------             --------             --------             --------
    $  20.64             $  19.05             $  15.55             $  11.33             $  11.69
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        9.43%               22.51%               37.25%                2.41%              (14.41)%
    $ 51,254             $ 41,934             $ 28,971             $ 23,930             $ 28,491
    $ 37,737             $ 33,769             $ 26,574             $ 22,683             $ 37,933
        1.71%                1.57%                1.53%                1.79%                1.55%
        1.46%                1.32%                1.28%                1.54%                1.30%
        (.23)%                .78%                (.27)%               (.53)%               (.54)%
          28%                  26%                  22%                  16%                  25%

    See Notes to Financial Statements                                     25

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class B
                                                                -----------------
                                                                Six Months Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 18.76
                                                                    --------
Income from investment operations
Net investment loss                                                     (.11)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (2.95)
                                                                    --------
   Total from investment operations                                    (3.06)
                                                                    --------
Less dividends and distributions
Dividends from net investment income                                    (.28)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
Total dividends and distributions                                      (1.21)
                                                                    --------
Net asset value, end of period                                       $ 14.49
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                      (16.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $31,710
Average net assets (000)                                             $33,083
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.39%(c)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%(c)
Net investment loss                                                    (1.34)%(c)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized..
(c) Annualized.

    26                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  17.33             $  14.24             $  10.46             $  10.92             $  15.46
    --------             --------             --------             --------             --------
        (.14)                (.02)                (.13)                (.12)                (.17)
        1.61                 3.11                 3.91                  .17                (2.20)
    --------             --------             --------             --------             --------
        1.47                 3.09                 3.78                  .05                (2.37)
    --------             --------             --------             --------             --------
        (.04)                  --                   --                   --                   --
          --                   --                   --                   --                (2.17)
          --                   --                   --                 (.51)                  --
    --------             --------             --------             --------             --------
        (.04)                  --                   --                 (.51)               (2.17)
    --------             --------             --------             --------             --------
    $  18.76             $  17.33             $  14.24             $  10.46             $  10.92
    --------             --------             --------             --------             --------
    --------             --------             --------             --------             --------
        8.57%               21.70%               36.14%                1.64%              (14.96)%
    $ 40,002             $ 42,288             $ 46,230             $ 44,533             $ 67,029
    $ 32,040             $ 39,793             $ 45,728             $ 48,644             $ 86,864
        2.46%                2.32%                2.28%                2.54%                2.30%
        1.46%                1.32%                1.28%                1.54%                1.30%
        (.95)%               (.16)%              (1.04)%              (1.28)%              (1.28)%

    See Notes to Financial Statements                                     27

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class C
                                                                -----------------
                                                                Six Months Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 18.76
                                                                     -------
Income from investment operations
Net investment income (loss)                                            (.11)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (2.95)
                                                                     -------
   Total from investment operations                                    (3.06)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.28)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                     -------
Total dividends and distributions                                      (1.21)
                                                                     -------
Net asset value, end of period                                       $ 14.49
                                                                     -------
                                                                     -------
TOTAL RETURN(b):                                                      (16.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 5,040
Average net assets (000)                                             $ 4,943
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                      2.39%(c)
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                      1.39%(c)
Net investment income (loss)                                           (1.34)%(c)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.

    28                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
     $17.33               $14.24               $10.46               $10.92               $15.46
    -------              -------              -------              -------              -------
       (.14)                 .01                 (.13)                (.12)                (.18)
       1.61                 3.08                 3.91                  .17                (2.19)
    -------              -------              -------              -------              -------
       1.47                 3.09                 3.78                  .05                (2.37)
    -------              -------              -------              -------              -------
       (.04)                  --                   --                   --                   --
         --                   --                   --                   --                (2.17)
         --                   --                   --                 (.51)                  --
    -------              -------              -------              -------              -------
       (.04)                  --                   --                 (.51)               (2.17)
    -------              -------              -------              -------              -------
     $18.76               $17.33               $14.24               $10.46               $10.92
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       8.57%               21.70%               36.14%                1.64%              (14.96)%
     $5,278               $4,277               $2,078               $1,568               $1,844
     $3,771               $2,923               $1,851               $1,490               $2,060
       2.46%                2.32%                2.28%                2.54%                2.30%
       1.46%                1.32%                1.28%                1.54%                1.30%
       (.93)%                .05%               (1.04)%              (1.28)%              (1.35)%

    See Notes to Financial Statements                                     29

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                Six Months Ended
                                                                November 30, 2002
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $ 20.93
                                                                     -------
Income from investment operations
Net investment income (loss)                                            (.03)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                       (3.28)
                                                                     -------
   Total from investment operations                                    (3.31)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.45)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on dividends
   and investments                                                        --
                                                                     -------
Total distributions                                                    (1.38)
                                                                     -------
Net asset value, end of period                                       $ 16.24
                                                                     -------
                                                                     -------
TOTAL RETURN(b):                                                      (15.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $ 9,771
Average net assets (000)                                             $ 9,448
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.39%(d)
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%(d)
Net investment income (loss)                                            (.33)%(d)

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than one full year are not annualized.
(c) Less than $.005 per share.
(d) Annualized.

    30                                     See Notes to Financial Statements

       Prudential Natural Resources Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                            Year Ended May 31,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  19.32              $15.71               $11.42               $11.76               $16.30
    --------             -------              -------              -------              -------
          --(c)              .20                   --(c)              (.03)                (.05)
        1.80                3.41                 4.29                  .20                (2.32)
    --------             -------              -------              -------              -------
        1.80                3.61                 4.29                  .17                (2.37)
    --------             -------              -------              -------              -------
        (.19)                 --                   --                   --                   --
          --                  --                   --                   --                (2.17)
          --                  --                   --                 (.51)                  --
    --------             -------              -------              -------              -------
        (.19)                 --                   --                 (.51)               (2.17)
    --------             -------              -------              -------              -------
    $  20.93              $19.32               $15.71               $11.42               $11.76
    --------             -------              -------              -------              -------
    --------             -------              -------              -------              -------
        9.69%              22.98%               37.57%                2.56%              (14.12)%
    $ 10,728              $8,319               $3,467               $1,630               $1,761
    $  6,272              $5,053               $2,552               $1,381               $2,581
        1.46%               1.32%                1.28%                1.54%                1.30%
        1.46%               1.32%                1.28%                1.54%                1.30%
        (.01)%              1.22%                   0%                (.30)%               (.33)%

    See Notes to Financial Statements                                     31

Prudential Natural Resources Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                     www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Natural Resources Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it
(through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                  www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

Prudential Natural Resources Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                    www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PGNAX    743970105
    Class B     PRGNX    743970204
    Class C     PNRCX    743970303
    Class Z     PNRZX    743970402

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2002, were not audited and, accordingly, no opinion is expressed on them.

PRUDENTIAL FINANCIAL (LOGO)


Fund Symbols    Nasdaq    CUSIP
-----------     ------   ------
    Class A     PGNAX    743970105
    Class B     PRGNX    743970204
    Class C     PNRCX    743970303
    Class Z     PNRZX    743970402

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

MF135E2    IFS-A077054